UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 30, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of November 1, 2007, providing for the issuance of Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-10)

                Lehman Mortgage Trust 2007-10
(Exact Name of Issuing Entity)
         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)
         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)
                Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139693	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue 13th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                        No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-139693) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant offered $627,610,587 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-A7, Class 3-A8, Class 3-A9, Class 3-A10, Class 3-A11, Class 3-A12, Class 3-A13, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class AP1, Class AP2, Class AP3, Class AP4, Class AX1, Class AX3, Class 1B1, Class 1B2, Class 1B3, Class 2B1, Class 2B2, Class 2B3, and Class R Certificates, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-10 on November 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 26, 2007, as supplemented by the Prospectus Supplement dated November 28, 2007 (collectively, the “Prospectus”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of November 1, 2007, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as securities administrator, U.S. Bank National Association, as trustee and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-A7, Class 3-A8, Class 3-A9, Class 3-A10, Class 3-A11, Class 3-A12, Class 3-A13, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class AP1, Class AP2, Class AP3, Class AP4, Class AX1, Class AX3, Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5, Class 1B6, Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5, Class 2B6, Class P, Class R and Class LT-R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of three pools of fixed rate, conventional, fully amortizing and balloon, first lien residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $642,924,535 as of November 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

On November 30, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal or Notional Balance
Class 1B4	$ 1,007,000
Class 1B5	$ 503,000
Class 1B6	$ 503,496
Class 2B4	$ 5,672,000
Class 2B5	$ 2,739,000
Class 2B6	$ 4,889,450
Class P	$ 100,000(1)
Class LT-R	N/A

(1) Notional Amount.

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement dated as of November 1, 2007, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator, U.S. Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

4.2
Exchange Trust Agreement dated as of November 1, 2007, among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement dated as of November 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Servicer and Master Servicer, and acknowledged by U.S. Bank National Association, as Trustee.

99.3
Reconstituted Servicing Agreement dated as of November 1, 2007, by and between Lehman Brothers Holdings Inc., as Seller, and GreenPoint Mortgage Funding, Inc., as Servicer, and as acknowledged by U.S. Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By:    /s/ Michael Hitzmann
        Name: Michael Hitzmann
        Title: Senior Vice President

Dated: December 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Trust Agreement dated as of November 1, 2007, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator, U.S. Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

4.2
Exchange Trust Agreement dated as of November 1, 2007, among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement dated as of November 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Servicer and Master Servicer, and acknowledged by U.S. Bank National Association, as Trustee.

99.3
Reconstituted Servicing Agreement dated as of November 1, 2007, by and between Lehman Brothers Holdings Inc., as Seller, and GreenPoint Mortgage Funding, Inc., as Servicer, and as acknowledged by U.S. Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.